SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934



                    Date of Report (date of earliest event reported):
                                 August 27, 2002


                                XEROX CORPORATION
                 (Exact name of registrant as specified in its charter)

         New York                    1-4471                     16-0468020
      (State or other            (Commission File              (IRS Employer
       jurisdiction of            Number)                       Identification
       incorporation)                                           No.)


                               800 Long Ridge Road
                               P. O. Box 1600
                               Stamford, Connecticut 06904-1600
                 (Address of principal executive offices)(Zip Code)


                 Registrant's telephone number, including area code:
                               (203) 968-3000


                               Not Applicable
            (Former name or former address, if changed since last report)



Item 5.  Other Events.

Registrant today announced the election of Harry R. Beeth as corporate vice president and controller, effective September 1, 2002. As controller, Beeth oversees Registrant's financial planning and analysis, accounting, internal controls and financial systems. Beeth, 57 years old, joins Registrant after 32 years with International Business Machines, where he served in various senior finance positions including vice president of finance for IBM's multibillion dollar server group and assistant controller before retiring in 2000.

_____________________________________________________________________

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                          XEROX CORPORATION


                                          /s/  Martin S. Wagner
                                          __________________________________
                                          By:     Martin S. Wagner
Dated:  August 28, 2002                           Assistant Secretary